Sandler O'Neill East Coast Financial Services Conference November 10-12, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, which can be identified by the use of such words as estimate, project, believe, intend, anticipate, plan, seek, expect and similar expressions.  These forward-looking statements include:
Statements of our goals, intentions and expectations;
Statements regarding our business plans and prospects and growth and operating strategies;
Statements concerning trends in our provision for loan losses and charge-offs;
Statements regarding the asset quality of our loan portfolio; and
Estimates of our risks and future costs and benefits.
These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:
Significantly increased competition among depository and other financial institutions;
Inflation and changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments;
General economic conditions, either nationally or in our market areas, including employment prospects and conditions that are worse than expected;
Decreased demand for our products and services and lower revenue and earnings because of a recession;
Adverse changes and volatility in credit markets;
Legislative or regulatory changes that adversely affect our business;
Changes in consumer spending, borrowing and savings habits;
Changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board and the Public Company Accounting Oversight Board;
Changes in laws or governmental regulations affecting financial institutions, including changes in regulatory costs and capital requirements;
The timing and the amount of revenue that we may recognize;
Changes in expense trends (including, but not limited to trends affecting non-performing assets, charge offs and provisions for loan losses);
Changes in consumer spending, borrowing and spending habits;
The impact of the current governmental effort to restructure the U.S. Financial and regulatory system;
Inability of third-party providers to perform their obligations to us;
Adverse changes and volatility in real estate markets;
The strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-
looking statements.

Organized in 1997 as the mid-tier stock holding company for Third
Federal Savings & Loan Association of Cleveland (“Thrift”), which was founded in 1938 by Ben and Gerome Stefanski
Completed first step IPO conversion in April 2007
TFSL (NASDAQ)
Financials at 9/30/2010:
Assets: $11.1B
Deposits: $  8.9B
Equity: $  1.8B
Market Cap: $  2.7B
As of September 30, 2010, there were 308.3 million shares
outstanding, of which 73.7% were held by the Mutual Holding
Company
Overview of TFS Financial Corporation

Cleveland
Columbus
Cincinnati

Tampa
Sarasota
Fort Myers
West Palm Beach
Fort Lauderdale

ThirdFederal SAVINGS & LOAN

Ohio
22 full service branches in Northeast Ohio
4 loan production offices in the Columbus area (Central Ohio)
4 loan production offices in the Cincinnati area (Southwestern Ohio)
Markets of Operation
Florida
Organic, de novo expansion into Florida started in
2000
9 full service branches along the West Coast from
New Port Richey to Naples
8 full-service branches along the East Coast from
Palm Gardens to Hallandale
Source: SNL Financial
Deposits as of June 30, 2010
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Cleveland-Elyria-Mentor, OH 19 5,782 11.51 2
Akron, OH 3 499 4.33 8
Ohio Totals 22 6,281 2.79 9
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Tampa-St.Petersburg-Clearwater, FL 5 1,090 2.21 7
Miami-Fort Lauderdale, FL 8 1,064 0.68 26
Cape Coral-Fort Myers, FL 2 251 2.15 13
North Port-Bradenton-Sarasota, FL 1 248 1.47 15
Naples-Marco Island, FL 1 123 1.12 17
Florida Totals 17 2,776 0.69 23

Strategic Overview
Our business model is to originate and service first mortgage loans and continue to service existing home equity loans and lines which we fund with core retail deposits
Thrift stopped accepting applications of new home equity loans and lines in June 2010
Thrift introduced and is originating new adjustable rate mortgages product to replace home equity lines
–
$1B in loan applications from 7/1/10 to 9/30/10 have been ARM products
The ARM will act as an interest-rate hedge for the balance sheet
First mortgage loans and retail deposits have been generated primarily from the market areas defined by where we have full service branches and loan production offices
Large deposits per branch ($227 million at 9/30/10) helps keep us a low cost provider
In generating mortgage loans and home equity loans and lines, only non-commissioned
Thrift associates were used to gather applications, underwrite and process the requests
First mortgage originations continue to be made using stringent, conservative lending standards
Historically, prudent capital management has supplemented shareholder returns.
Repurchased 24.1 million of TFSL stock (approximately 23% of the public float) since the IPO in April 2007
Dividends of  $49 million paid to public common shareholders since IPO

Financial Highlights
(Dollars in Thousands) At or for the year ended,
9/30/08 9/30/09 9/30/10
Balance Sheet
Assets ($) 10,786,451 10,598,840 11,076,027
Net Loans ($) 9,208,736 9,219,585 9,181,749
Deposits ($) 8,261,101 8,570,506 8,851,941
Common Equity ($) 1,843,652 1,745,865 1,752,897
Balance Sheet Ratios
Loans/ Deposits (%) 111.5 107.6 103.7
TCE / TA (%) 17.0 16.4 15.8
Thrift Only Ratios:
Core Capital Ratio (%) 12.1 12.5 12.1
Tier 1 Risk Based Ratio (%) 17.3 17.3 18.0
Total Risk Based Capital Ratio (%) 17.6 18.2 19.2
Profitability
Net Interest income ($) 219,862 230,075 227,506
Provision for loan losses ($) (34,500) (115,000) (106,000)
Net Interest income after provision for loan losses ($) 185,362 115,075 121,506
Non-interest income ($) 47,780 67,384 58,638
Non-interest expense ($) (151,447) (162,388) (161,929)
Income before income taxes ($) 81,695 20,071 18,215
Income tax expense ($) (27,205) (5,676) (6,877)
Net income ($) 54,490 14,395 11,338
Net interest margin (%) 2.18 2.20 2.16
Efficiency Ratio (%) 56.6 54.6 56.6
Asset Quality
NPAs/ Assets (%) 1.7 2.6 2.7
NCOs/ Avg Loans (%) 0.2 0.7 0.7
Reserves/ Loans (%) 0.5 1.0 1.4
Texas Ratio (NPAs & TDRs / TCE & LLR) (%) 10.0 17.4 21.0

Loan and Deposit Balances
*About Home Today: An affordable housing program targeted toward low and moderate income home buyers that is designed to teach the essential skills needed for successful homeownership. Most loans supported by PMI.  Cumulative loan originations under this program have been less than $20 million over the last three years.
(negligible)
80% of 1-4 family in Ohio
Also service $7B in loans for others
No brokered deposits
Deposits increased 3.3% from prior year
Deposit Data 9/30/10
71%
11%
18%
0%
Certificates of Deposit
Negotiable Order of
Withdrawal
Savings
Accrued Interest
Gross Loan Balances 9/30/10
66%
3%
30%
1%
Residential non-Home
Today
Residential Home
Today
Equity loans and lines
of credit
Other

Capital Position as of September 30, 2010*
15.75%
12.14%
18.00%
19.17%
10.92%
9.68%
16.20%
17.46%
0.00%
5.00%
10.00%
15.00%
20.00%
Tangible Common
Equity Ratio (TFSL)
Core Capital Ratio
(Thrift)
Tier 1 Risk-based Ratio
(Thrift)
Total Risk-Based
Capital Ratio (Thrift)
Well Capitalized
Source: SNL Financial
Peers include: ISBC, CFFN, BNCL, KRNY, NFBK, WSBF, EBSB and RCKB
6.00%
10.00%
5.00%
Peers TFSL/Thrift
* Peer data is as of 6/30/10

Loan Delinquencies and Charge-offs
Dollars in millions Loan Delinquencies
Net Charge-offs for FYE
Balances 9/30/2009 9/30/2010 9/30/2009 9/30/2010
Residential non-Home Today
Ohio and Kentucky $4,970 1.8% 1.8%
Florida 1,168 3.8% 5.1%
Total $6,138 2.2% 2.5% $7 $12
Residential Home Today
Ohio and Kentucky $270 38.3% 34.7%
Florida 11 30.2% 32.1%
Total $281 37.9% 34.6% $4 $5
Home Equity Loans and Lines of Credit
Ohio  $1,146 2.5% 2.0%
Florida 798 4.0% 4.1%
California 325 1.8% 1.5%
Other 580 2.7% 2.4%
Total $2,849 2.9% 2.6% $51 $49
Overall Total $9,375 3.6% 3.5% $64 $68
$5
2
$5
7
$4
-0-
$5
-0-
$6
35
5
5
$7
33
4
5
Other
$107 12.9%
$2
$2
3.9%

Memorandum of Understanding
On August 16, 2010, the Thrift received a Memorandum of Understanding from the OTS.  Key elements of the MOU:
Provide the OTS a written report from a consulting firm assessing the home equity lending portfolio
Develop a plan to reduce the concentration limits for home equity loans and lines relative to tier 1 core capital and ALLL
Enhance policies and procedures with respect to home equity lending and credit risk management
Submit an updated business plan addressing all corrective actions
Monitor the Thrift’s performance against the business plan

Promontory Financial Group (“PFG”)
PFG (a premier financial consulting group made up primarily of former regulators) was engaged to provide an assessment of the home equity portfolio and lending practices
Report was completed and submitted to the OTS in September 2010
The report had several key findings:
Thrift has controlled credit risk through selection of higher quality of borrowers
Thrift has employed generally conservative underwriting practices
Thrift capital position can withstand significant economic stress, and maintains a substantive cushion over statutory “well-capitalized” standards
Thrift should actively manage home equity lending exposure down
Thrift has opportunities to enhance risk management and to mitigate home equity concentrations including line cancellations/suspensions and improved programs, policies and practices

Summary of Home Equity Portfolio
(charts available in appendix)
The ratio of home equity portfolio and open commitments relative to Tier 1 (Core)
Capital plus ALLL, has ranged between 288% to 544% over the past seven years.
Balance at September 2010 is 350%, with a plan to reduce to 260% by December, 2011
Customers have maintained strong credit scores with 85% of existing credit limits associated with current credit scores over 700
Loans seriously delinquent (either >90 days past due or in bankruptcy or foreclosure)
is under 3% – very little delinquency occurs in credit scores over 700
While CLTVs (combined loan to value) have slipped from origination, the portion of loans with >100% CLTV have delinquencies under 5%
72% of customers with negative equity have credit scores of 700 or better
70% of customers have used the same or less of their credit line, regardless of change in property value, indicating they are not using their equity lines to stay current on their obligations.

The Reduction plan effectively began with the suspension of all new home equity loan and line originations, increases and extensions beginning in June 2010.
The formal plan submitted to the OTS in September 2010, included 3 key elements:
Line Reduction – From June 30, 2010, through December 2011, a reduction of $1 billion of commitments including $300 million in outstanding balances
–
The plan does not include selling any existing home equity loans or lines
Process and Procedure Management - Implementation of expanded line management, account management and collection processes recommended by PFG
–
These procedures will assist in the ongoing management of the risk in our current portfolio as individual customer situations change and as larger economic trends evolve
Down streaming of Capital – Down stream $150 million into the Thrift from the holding company in October 2010.
–
Holding Company has approximately $400 million of equity capital separate from the Thrift at
9/30/10
Home Equity Lending Reduction Plan

Current Status of Plan:
The Thrift believes the requirements of the MOU for the submission of documents have been met.  However the OTS has neither approved nor disapproved the plan, and therefore the plan is subject to revision.  The OTS has the ultimate authority as to how long the MOU will remain in effect.
Reduction is being accomplished in a variety of ways:
The Thrift is asking customers to voluntarily close their lines of credit and/or close their second mortgage as a part of a refinance
In early October, the Thrift began suspending lines of credit for customers with a significant decline in equity
As of September 30, 2010:
Home equity balances have been reduced $47 million from June 30,
2010
Commitments have been reduced $102 million from June 30, 2010
Home Equity Lending Reduction Plan

Cash Dividends and Stock Repurchases
TFS Financial must provide the OTS 45 days prior written notice of the Company’s intent to declare and pay dividends to its
stockholders or repurchase any of its outstanding stock.
The Company understands and shares the view of the importance to shareholders of dividends and stock repurchases, however, the
Company does not intend to declare or pay a dividend, or to
repurchase any of its outstanding common stock until the OTS’
concerns are resolved.

Summary
Working diligently to resolve the MOU with the OTS
Focus on our core competency of originating high credit quality 1-4 family residential mortgages in our banking footprint including the introduction of new products like our new ARM loans
TFSL has a strong capital position and flexibility at the holding company
We have many means at our disposal by which to achieve our desired reduction in home equity loans and commitments
Focused on returning to shareholder enhancing activities
Dividends
Share Buybacks

Appendix: Home Equity Lines of Credit

Home Equity Lines of Credit
History of Equity Portfolio Exposure
Calculations include only capital at Thrift level and excludes additional capital maintained at TFSL
Home Equity Portfolio and Open Commitments Relative to Thrift Tier 1 (Core) Plus ALLL
350%
387%
375%
288%
414%
449%
544%
0%
100%
200%
300%
400%
500%
600%
September 30, 2004 September 30, 2005 September 30, 2006 September 30, 2007 September 30, 2008 September 30, 2009 September 30, 2010

* Seriously delinquent: Lines 90 days or more past due, or are reported either in bankruptcy or foreclosure regardless of payment status.
Where credit is not available, balances are included in the <600 category
Credit Extended is the credit limit on any lines open to draw and the principal balance on lines suspended or in repayment.
0.00% 74% 58% 1% 60% 70%
750 and higher %
of total
0.14% 94% 79% 4% 81% 85%
700 and higher %
of total
2.88% $2,198 $2,748 $79 $2,668 $4,946 Total
0.03% $953 $379 $0 $379 $1,332 800-850
0.03% $908 $1,215 $0 $1,215 $2,123 750-799
0.46% $200 $565 $3 $563 $766 700-749
6.02% $91 $384 $23 $361 $475 600-699
25.87% $45 $205 $53 $152 $250 < 600
% Seriously
Delinquent
Unused
Balances
Total
Balances
Seriously
Delinquent*
Current
Credit
Extended
Credit
Score
Home Equity Lines of Credit
Credit Extended, Balances and Delinquencies by Credit Score
As of July 2010, dollars in millions

2.86% $79 $2,676 $4,976 $4,977 Total
4.72% $37 $739 $1,188 $8 >100
2.47% $7 $277 $482 $6 90-100
1.96% $7 $355 $657 $1,459 81-89%
1.67% $18 $1,051 $2,171 $3,321 <=80%
3.90% $10 $254 $478 $183 Not Available
% Seriously
Delinquent
Seriously
Delinquent* Current
Extended $s
as of June
2010
Extended $s
at Origination CLTV
Home Equity Lines of Credit
Credit Extended and Balances by Refreshed Property Values
As of June 2010, dollars in millions
* Seriously delinquent: Lines 90 days or more past due, or are reported either in bankruptcy or foreclosure regardless of payment status.

Home Equity Lines of Credit
Customers not Using Lines to Maintain Credit Score
Data as of June 2010
0% 100% 0% 100% 81-100%
22% 78% 20% 80% 61-80%
27% 73% 23% 77% 41-60%
26% 74% 23% 77% 21-40%
21% 79% 22% 78% 1-20%
17% 83% 15% 85% 0%
Utilization Percent as
of June 2010 is
Higher than
Oct. 2009
Utilization Percent as
of June 2010 is the
Same or Lower
than Oct. 2009
Utilization Percent as
of June 2010 is
Higher than
Oct. 2009
Utilization Percent as
of June 2010 is the
Same or Lower
than Oct. 2009
Utilization as of
Oct. 2009
Accounts in a Negative Equity Position All Accounts
Customers who've maintained a 700 Credit Score
More than 70% of customers have used the same or less of their credit line, regardless of change in property value

Home Equity Lines of Credit
Negative Equity by Credit Score
As of July 2010, dollars in millions
Negative equity is the
updated property value,
less the original senior lien
balance, less the credit
exposure
72% of customers with
negative equity have credit
scores 700 or better.
4.57% $35 $737 $744 Total
0.00% $0 $68 $106 800-850
0.03% $0 $303 $282 750-799
0.52% $1 $174 $150 700-749
7.54% $11 $130 $128 600-699
27.49% $24 $63 $78 < 600
% Seriously
Delinquent
Seriously
Delinquent* Current
Negative
Equity $s
* Seriously delinquent: Lines 90 days or more past due, or are reported either in bankruptcy or foreclosure regardless of payment status.